UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on February 18, 2014, GSI Group Inc. (the “Company”) and GSI Group Corporation, a wholly-owned subsidiary of the Company (the “Purchaser”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with the equity holders of JADAK, LLC, JADAK Technologies, Inc., and Advanced Data Capture Corporation (collectively, the “Acquired Companies”) to purchase 100% of the outstanding equity interests of the Acquired Companies (the “Acquisition”) in exchange for the aggregate purchase price of $93.5 million in cash, subject to certain customary working capital adjustments (the “Purchase Price”). On March 14, 2014, the Acquisition closed as contemplated by the Purchase Agreement. On that date the Acquired Companies were transferred to the Purchaser in exchange for the Purchase Price, which was financed using a combination of cash on-hand and borrowings under the Company’s senior credit facilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached as Exhibit 2.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 17, 2014, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information contained in Exhibit 99.1 is furnished under this Item 7.01 and shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 74 calendar days after the date of the acquisition.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 74 calendar days after the date of the acquisition.

(d)	Exhibits	Description

	2.1	Equity Purchase Agreement dated February 18, 2014, by and among GSI Group Inc., GSI Group Corporation, JADAK, LLC, JADAK Technologies, Inc., Advanced Data Capture Corporation and the equity holders signatory thereto (incorporated by reference to Exhibit 10.1 to the Form 8-K of GSI Group Inc. as filed on February 18, 2014).

	99.1	Press Release dated March 17, 2014 of GSI Group Inc. announcing the closing of the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI Group Inc.
(Registrant)

Date: March 17, 2014	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer